CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I,  Nils   Tuchschmid,   President   of  Credit   Suisse   Alternative   Capital
Multi-Strategy Institutional Fund, LLC (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  December 5, 2006                          /s/ Nils Tuchschmid
     -------------------------------            --------------------------------
                                                 Nils Tuchschmid, President
                                                 (principal executive officer)


I, Edward Poletti, Chief Financial Officer and Treasurer of Credit Suisse Alternative Capital Multi-Strategy Institutional Fund, LLC (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  December 5, 2006                          /s/ Edward Poletti
     -------------------------------            --------------------------------
                                                 Edward Poletti, Chief Financial
                                                 Officer and Treasurer
                                                 (principal financial officer)